CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Avid Technologies, Inc. (the "Company") for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, David A. Krall, President and Chief Executive Officer of the Company, and Paul J. Milbury, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   March 15, 2005             /s/ David A. Krall
                                    -------------------------------------
                                    David A. Krall
                                    President and Chief Executive Officer


Dated:   March 15, 2005             /s/ Paul J. Milbury
                                    -------------------------------------
                                    Paul J. Milbury
                                    Chief Financial Officer